Supplement dated July 17, 2025
to the following updating summary prospectus(es):
BOA IV dated May 1, 2025
This supplement updates certain information contained in your updating summary prospectus. Please read and retain this supplement for future reference.
Effective on April 26, 2024, the following underlying mutual fund is added as an investment option under the contract.
•
Lincoln Variable Insurance Products Trust - LVIP American Century Capital Appreciation Fund: Standard Class II
Accordingly, Appendix is amended to add the following:
Type	Underlying Mutual Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 year	5 year	10 year
Equity	Lincoln Variable Insurance Products Trust - LVIP American Century Capital Appreciation Fund: Standard Class II This underlying mutual fund is no longer available to receive transfers or new purchase payments effective April 26, 2025 Investment Advisor: Lincoln Financial Investments Corporation Sub-Advisor: American Century Investment Management, Inc.	0.79%*	24.98%	11.42%	10.96%
*
This underlying mutual fund’s current expenses reflect a temporary fee reduction.
USP-0121